                                                                    Exhibit 20.2

                    Partners First Credit Card Master Trust
                             Monthly Trust Activity

A. Trust Level Activity
        Number of Days in Monthly Period                                            30
        Beginning Principal Receivables Balance                       1,597,020,285.08
        Beginning Special Funding Account Balance                                 0.00
        Beginning Principal Receivables + SFA Balance                 1,597,020,285.08
        Beginning Finance Charge Receivables                             49,622,823.40
        Beginning Total Receivables                                   1,646,643,108.48
        Special Funding Account Earnings                                          0.00
        Finance Charge Collections                                       20,345,935.90
        Interest/Fee Reversals (Wachovia accounts only)                           0.00
        Interchange Collections                                           3,518,765.39
        Collection Account Investment Proceeds                                    0.00
        Recoveries treated as Finance Charge Collections                          0.00
        Total Finance Charge Receivables Collections                     23,864,701.29
        Principal Receivables Collections                               136,506,191.70
        Recoveries treated as Principal Collections                         859,423.30
        Total Principal Receivables Collections                         137,365,615.00
        Monthly Payment Rate (Principal plus Interest
         divided by Beg. Total Receivables)                                       9.53%
        Defaulted Amount (Net of Recoveries)                             13,690,034.53
        Annualized Default Rate                                                  10.29%
        Trust Gross Yield                                                        17.93%
        Aggregate Account Addition or Removal (Y/N)?                                 N
        Date of Addition/Removal                                                   N/A
        Principal Receivables at the end of the day of
         Addition/Removal                                                          N/A
        SFA Balance at the end of the day of Addition/Removal                      N/A
        Principal Receivables + SFA Balance at the end of the
         day of Addition/Removal                                                   N/A
        Ending Principal Receivables Balance                          1,594,212,071.14
        Ending Special Funding Account (SFA) Balance                              0.00
        Ending Principal Receivables + SFA Balance                    1,594,212,071.14
        Ending Finance Charge Receivables                                49,700,851.30
        Ending Total Receivables                                      1,643,912,922.44
        Required Minimum Principal Balance (as of month end)            750,000,000.00

                    Partners First Credit Card Master Trust
                             Monthly Trust Activity

B. Series Allocations
                                                                       Total                        1998-3
      Group                                                                                           1
      Class A Initial Invested Amount                                          528,000,000.00              528,000,000.00
      Class B Initial Invested Amount                                          113,000,000.00              113,000,000.00
      Collateral Initial Invested Amount                                        67,000,000.00               67,000,000.00
      Class D Initial Invested Amount                                           42,000,000.00               42,000,000.00
      Total Initial Invested Amount                                            750,000,000.00              750,000,000.00
      Required Transferor Amount (per definition)                               52,500,000.00               52,500,000.00
      Initial Invested Amount + Req Transf Amount                              802,500,000.00              802,500,000.00
      Series Allocation Percentage                                                     100.00%                     100.00%
      Series Allocable Finance Charge Collections                               23,864,701.29               23,864,701.29
      Series Allocable Principal Collections                                   137,365,615.00              137,365,615.00
      Series Allocable Defaulted Amounts                                        13,690,034.53               13,690,034.53
      Series Allocable Servicing Fee                                             1,250,000.00                1,250,000.00
      In Revolving Period?                                                                                              Y
      Available for Principal Sharing Series                                    70,939,447.80               70,939,447.80
      Principal Shortfall                                                                0.00                        0.00
      Allocation of Shared Principal Collections                                         0.00                        0.00
      Available for Excess Allocation Series                                     6,658,644.32                6,658,644.32
      Finance Charge Shortfall                                                           0.00                        0.00
      Allocation of Excess Finance Charge Collections                                    0.00                        0.00

B. Series Allocations
            Amounts Due                                                                                  1998-3
                              Transferor's Percentage                                                               53.04%
                              Principal Allocation Percentage                                                       46.96%
                              Principal Collections                                                         64,510,270.92
                              Floating Allocation Percentage                                                        46.96%
                              Class A Certificate Rate                                                            2.21000%
                              Class B Certificate Rate                                                            2.44000%
                              CIA Certificate Rate                                                                3.05500%
                              CIA Secured Loan Spread Rate                                                        2.80500%
                              Class D Certificate Rate                                                            0.00000%
                              Class A Interest                                                               1,037,226.67
                              Class B Interest                                                                 245,084.44
                              Collateral Monthly Interest                                                      181,942.22
                              Class D Interest                                                                       0.00
                              Investor Monthly Interest                                                      1,464,253.33
                              Investor Default Amount (Net of Recoveries)                                    6,429,176.88
                              Interchange Collections                                                        1,652,498.76
                              0.75% of Interchange                                                             468,750.00
                              Servicer Interchange                                                             468,750.00
                              Monthly Servicing Fee (Before Adjustments)                                     1,250,000.00
                                 Interchange Adjustment                                                              0.00
                                 SFA Adjustment                                                                      0.00
                                 Previous Period Adjustment                                                          0.00
                              Total Monthly Servicing Fee (After all adjustments)                            1,250,000.00

C. Calculation of Redirected Investor Finance Charge Collections ("Socialism")
                                                                       Group I                           1998-3
      Beginning Invested Amount (Month)                                        750,000,000.00              750,000,000.00
      Finance Charge Collections                                                11,207,450.61               11,207,450.61
      Reserve Account Interest                                                       5,270.19                    5,270.19
      PFA Proceeds                                                                       0.00                        0.00
      Total Finance Charge Collections                                          11,212,720.80               11,212,720.80
      Investor Monthly Interest                                                  1,464,253.33                1,464,253.33
      Investor Default Amount                                                    6,429,176.88                6,429,176.88
      Monthly Servicing Fee                                                      1,250,000.00                1,250,000.00
      Additional Amounts                                                                 0.00                        0.00
      Total Amount Due                                                           9,143,430.21                9,143,430.21
      Group Excess?                                                                         Y
      Amount per 4.10(A)                                                                                     1,464,253.33
      Amount per 4.10(B)         used in a                                                                   6,429,176.88
      Amount per 4.10(C)  shortfall scenario only                                                            1,250,000.00
      Amount per 4.10(D)                                                                                             0.00
      Redirected Finance Charge Collections                                     11,212,720.80               11,212,720.80
      Amount of funds redistributed per 4.10                                                                         0.00
      Redirected Finance Charge Collections - PFA Proceeds (Class
      A available funds)                                                                                    11,212,720.80

                                     Page 2

D. Trust Performance

      30-59 Days Delinquent                                         34,247,359.13        2.15%
      60-89 Days Delinquent                                         23,305,033.76        1.46%
      90+ Days Delinquent                                           42,708,701.48        2.68%
      Total 30+ Days Delinquent                                    100,261,094.37        6.29%




      First USA Bank, N.A.
      as Servicer

      by: /s/ Tracie H. Klein
          ---------------------------
      Name:  Tracie H. Klein
      Title:  First Vice President

                    Partners First Credit Card Master Trust
                                 Series 1998-3

A. Investor/Transferor Allocations

B. Monthly Funding Requirements

Last Payment Date                      15-Nov-01
Current Payment Date                   17-Dec-01
Actual / 360 Days                             32                              32              32              32
30 / 360 Days                                 32                              32              32              32
Fixed / Floating                        Floating                        Floating        Floating        Floating

                                                                                     Collateral
                                                                                     Invested
                                                   Class A        Class B             Amount           Class D          Total
Certificate Rate                                         2.21000%        2.44000%        3.05500%        0.00000%
Secured Loan Spread Rate (Applies to CIA only)                                           2.80500%
Initial Balance                                   528,000,000.00  113,000,000.00   67,000,000.00   42,000,000.00    750,000,000.00
Required Transferor Amount                                                                                           52,500,000.00
Initial Invested Amount + Req Transf Amount                                                                         802,500,000.00

Beginning Outstanding Amount (Distribution)       528,000,000.00  113,000,000.00   67,000,000.00   42,000,000.00    750,000,000.00
Ending Outstanding Amount (Distribution)          528,000,000.00  113,000,000.00   67,000,000.00   42,000,000.00    750,000,000.00

Beginning Invested Amount (Distribution)          528,000,000.00  113,000,000.00   67,000,000.00   42,000,000.00    750,000,000.00
Ending Invested Amount (Distribution)             528,000,000.00  113,000,000.00   67,000,000.00   42,000,000.00    750,000,000.00

Beginning Adjusted Invested Amount (Distribution) 528,000,000.00  113,000,000.00   67,000,000.00   42,000,000.00    750,000,000.00
Ending Adjusted Invested Amount (Distribution)    528,000,000.00  113,000,000.00   67,000,000.00   42,000,000.00    750,000,000.00

Beginning Invested Amount (Month)                 528,000,000.00  113,000,000.00   67,000,000.00   42,000,000.00    750,000,000.00
Ending Invested Amount (Month)                    528,000,000.00  113,000,000.00   67,000,000.00   42,000,000.00    750,000,000.00

Beginning Adjusted Invested Amount (Month)        528,000,000.00  113,000,000.00   67,000,000.00   42,000,000.00    750,000,000.00
Ending Adjusted Invested Amount (Month)           528,000,000.00  113,000,000.00   67,000,000.00   42,000,000.00    750,000,000.00

Principal Allocation Percentage                            70.40%          15.07%           8.93%           5.60%           100.00%
Floating Allocation Percentage                             70.40%          15.07%           8.93%           5.60%           100.00%
Principal Collections                              45,415,230.72    9,719,547.48    5,762,917.54    3,612,575.17     64,510,270.92
Redirected Finance Charge Collections               7,893,755.44    1,689,383.27    1,001,669.72      627,912.36     11,212,720.80
Reserve Account Draw                                        0.00            0.00                                              0.00
PFA Proceeds (Class A Available Funds)                      0.00                                                              0.00
Redirected Finance Charge plus PFA Proceeds         7,893,755.44    1,689,383.27    1,001,669.72      627,912.36     11,212,720.80
Monthly Interest                                    1,037,226.67      245,084.44      181,942.22            0.00      1,464,253.33
Investor Default Amount (Net)                       4,526,140.52      968,662.65      574,339.80      360,033.91      6,429,176.88
Monthly Servicing Fee                                 880,000.00      188,333.33      111,666.67       70,000.00      1,250,000.00
Total Due                                           6,443,367.19    1,402,080.42      867,948.69      430,033.91      9,143,430.21

Redirected Investor Fin Charge Coll + YSA Draw +
PFA Inv Proceeds + Reserve Fund Releases                                                                             11,212,720.80
Series Adjusted Portfolio Yield                                                                                               7.65%
Base Rate                                                                                                                     4.20%

Series Parameters
                     Revolving Period(Y/N)                                          Y
                     Accumulation Period(Y/N)                                       N
                     Early Amortization (Y/N)                                       N
                     Controlled Accumulation Period                               12.00
                     FUSA is Servicer                                               Y
                     Paydown Excess CIA(Y/N)                                        Y
                     Paydown Excess Class D(Y/N)                                    Y
                     Controlled Accumulation Amount                                 53,416,666.67
                     Controlled Deposit Amount                                      53,416,666.67
                     Ending Controlled Deposit Amount Shortfall                              0.00

Funding Accounts
                     Beginning Principal Funding Account Balance                             0.00
                     Principal Funding Account Deposit                                       0.00
                     Principal Funding Account Withdrawal                                    0.00
                     Ending Principal Funding Account Balance                                0.00
                     Principal Funding Investment Proceeds                                   0.00

                     Yield Supplement Account Beginning Balance                              0.00
                     Yield Supplement Account Release                                        0.00
                     Yield Supplement Account Ending Balance                                 0.00

                     Reserve Account Beginning Balance                               3,205,000.00
                     Required Reserve Account Amount                                 3,205,000.00
                     Available Reserve Account Amount                                3,205,000.00
                     Interest Retained in Reserve Account                                    0.00
                     Reserve Draw Amount pursuant to Supplement 4.12(c).                     0.00
                     Funds Deposited into Reserve Account (out of Excess Spread)             0.00
                     Ending Reserve Account Balance                                  3,205,000.00
                     Covered Amount                                                          0.00

C. Certificate Balances and Distributions

                                                  Class  A            Class B            CIA           Class D            Total
                   Beginning Balance          528,000,000.00     113,000,000.00    67,000,000.00    42,000,000.00    750,000,000.00
              Interest Distributions            1,037,226.67         245,084.44       181,942.22             0.00      1,464,253.33
             Cumulative PFA Deposits                    0.00               0.00             0.00             0.00              0.00
             Principal Distributions                    0.00               0.00             0.00             0.00              0.00
                 Total Distributions            1,037,226.67         245,084.44       181,942.22             0.00      1,464,253.33
          Ending Certificate Balance          528,000,000.00     113,000,000.00    67,000,000.00    42,000,000.00    750,000,000.00

                    Partners First Credit Card Master Trust
                                 Series 1998-3

D. Information regarding distributions on the Distribution Date in respect of the Class A
Certificates per $1,000 original certificate principal amount:

                1 Total amount of the distribution:                                                   1.9644
                2 Amount of the distribution in respect of Class A Monthly Interest:                  1.9644
                3 Amount of the distribution in respect of Class A Outstanding Monthly Interest:        0.00
                4 Amount of the distribution in respect of Class A Additional Interest:                 0.00
                5 Amount of the distribution in respect of Class A Principal:                           0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

                1 Total amount of Class A Investor Charge-Offs:                                         0.00
                2 Amount of Class A Investor Charge-Offs
                  per $1,000 original certificate principal amount:                                     0.00
                3 Total amount reimbursed in respect of Class A Investor Charge-Offs:                   0.00
                4 Amount reimbursed in respect of Class A Investor Charge-Offs
                  per $1,000 original certificate principal amount:                                     0.00
                5 The amount, if any, by which the outstanding principal
                  balance of the Class A Certificate exceeds the Class A Invested
                  Amount after giving effect to all transactions on such Distribution Date:             0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

                1 The total amount of the distribution:                                               2.1689
                2 Amount of the distribution in respect of Class B monthly interest:                  2.1689
                3 Amount of the distribution in respect of Class B outstanding monthly interest:        0.00
                4 Amount of the distribution in respect of Class B additional interest:                 0.00
                5 Amount of the distribution in respect of Class B principal:                           0.00

G. Amount of reductions in Class B Invested Amount on such Distribution Date.

                1 The amount of reductions in Class B Invested Amount                                   0.00
                2 The amount of reductions in the Class B Invested Amount set forth in
                  paragraph 1 above, per $1,000 original certificate principal amount:                  0.00
                3 The total amount reimbursed in respect of such reductions
                  in the Class B Invested Amount:                                                       0.00
                4 The total amount set forth in paragraph 3 above, per $1,000
                   original certificate principal amount:                                               0.00
                5 The amount, if any, by which the outstanding principal balance                        0.00
                  of the Class B Certificates exceeds the Class B Invested Amount after giving effect to all transactions on such Distribution Date:

                    Partners First Credit Card Master Trust
                                 Series 1998-3

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

                1 Total amount distributed to the Collateral Interest Holder:                              181,942.22
                2 Amount distributed in respect of Collateral Monthly Interest:                            181,942.22
                3 Amount distributed in respect of Collateral Additional Interest:                               0.00
                4 The amount distributed to the Collateral Interest Holder in respect
                  of principal on the Collateral Invested Amount:                                                0.00

I. Amount of reductions in Collateral Invested Amount.

                1 The amount of reductions in the Collateral Invested Amount.                                    0.00
                2 The total amount reimbursed in respect of such reductions in the
                  Collateral Invested Amount                                                                     0.00

J. Finance Charge Shortfall Amount/Reallocated Finance Charge Collections
                1 Finance Charge Collections Allocated to Series 1998-3 (incl. YSA, Res Draw & Int
                  and PFA Proceeds)                                                                     11,212,720.80
                2 Full amount required to be paid pursuant to sections 4.5 and 4.7(excl. Spread Acct.)   9,143,430.21
                3 Spread Account Requirement per Loan Agreement                                         -4,589,353.73
                4 Finance Charge Shortfall                                                                       0.00
                5 Available for Other Excess Allocation Series                                           6,658,644.32

K. Application of Reallocated Investor Finance Charge Collections.

                                                          Available                        Due              Paid          Shortfall
                1 Allocated Class A Available Funds     7,893,755.44
                  a Reserve Account Release                     0.00
                  b PFA Investment Earnings                     0.00
                  c Class A Available Funds             7,893,755.44

                2 Class A Available Funds               7,893,755.44
                  a Class A Monthly Interest                                            1,037,226.67     1,037,226.67        0.00
                  b Class A Servicing Fee                                                 880,000.00       880,000.00        0.00
                  c Class A Investor Default Amount                                     4,526,140.52     4,526,140.52        0.00
                  d Class A Excess                      1,450,388.25

                3 Class B Available Funds               1,689,383.27
                  a Class B Monthly Interest                                              245,084.44       245,084.44        0.00
                  b Class B Servicing Fee                                                 188,333.33       188,333.33        0.00
                  c Class B Excess                      1,255,965.49

                4 Collateral Available Funds            1,001,669.72
                  a Collateral Servicing Fee                                              111,666.67       111,666.67        0.00
                  b Collateral Excess                     890,003.06


                5 Class D Available Funds                 627,912.36
                  a Class D Servicing Fee                                                  70,000.00        70,000.00        0.00
                  b Class D Excess                        557,912.36

                6 Total Excess Spread                   4,154,269.17

                    Partners First Credit Card Master Trust
                                 Series 1998-3

L. Application of Excess Spread and Excess Finance Charge Collections
                                                                                Available            Due            Paid   Shortfall
                 1 Available Excess Spread                                     4,154,269.17
                 2 Excess Fin Charge Coll                                              0.00
                     from Other Series
                 3 Available Funds                                             4,154,269.17
                 4 Class A Required Amount
                   a Interest                                                                         0.00           0.00    0.00
                   b Servicing Fee                                                                    0.00           0.00    0.00
                   c Defaults                                                                         0.00           0.00    0.00
                 5 Class A Charge Offs not Previously Reimbursed                                      0.00           0.00    0.00
                6a Class B Required Amount in accordance with 4.5(b)(i)(ii)
                    a Interest                                                                        0.00           0.00    0.00
                    b Servicing Fee                                                                   0.00           0.00    0.oo
                6b Class B Default Amount                                                       968,662.65     968,662.65    0.00
                 7 Reductions in Class B not previously reimbursed                                    0.00           0.00    0.00
                 8 Monthly Servicing Fee Shortfalls                                                   0.00           0.00    0.00
                 9 Collateral Monthly Interest                                                  181,942.22     181,942.22    0.00
                10 Collateral Default Amount                                                    574,339.80     574,339.80    0.00
                11 Reductions in CIA not previously reimbursed                                        0.00           0.00    0.00
                12 Reserve Account Deposit                                                            0.00           0.00    0.00
                13 Class D Monthly Interest                                                           0.00           0.00    0.00
                14 Class D Default Amount                                                       360,033.91     360,033.91    0.00
                15 Reductions in Class D not previously reimbursed                                    0.00           0.00    0.00
                16 Other CIA Amounts Owed                                                             0.00           0.00    0.00
                17 Excess Fin Coll for Other Series                                                   0.00           0.00    0.00
                18 Excess Spread (after reallocation)                          2,069,290.59
                19 Writedowns

                                                                                   Total   Redirected Principal  Charge-Offs
                                a Class A                                              0.00           0.00           0.00
                                  in respect of A                                                                    0.00
                                b Class B                                              0.00           0.00           0.00
                                  in respect of A                                                                    0.00
                                  in respect of B                                                                    0.00
                                c CIA                                                  0.00           0.00           0.00
                                  in respect of A                                                                    0.00
                                  in respect of B                                                                    0.00
                                  in respect of CIA                                                                  0.00
                                d Class D                                              0.00           0.00           0.00
                                  in respect of A                                                                    0.00
                                  in respect of B                                                                    0.00
                                  in respect of CIA                                                                  0.00
                                  in respect of D                                                                    0.00

M. Application of Redirected Principal Collections

                                                                                Available            Due            Paid   Shortfall
                 1 Redirected Principal Collections                           19,095,040.19
                 2 Class A Required Amount
                   a Interest                                                                         0.00           0.00    0.00
                   b Servicing Fee                                                                    0.00           0.00    0.00
                   c Defaults                                                                         0.00           0.00    0.00
                 3 Class B Required Amount
                   a Interest                                                                         0.00           0.00    0.00
                   b Servicing Fee                                                                    0.00           0.00    0.00
                   c Defaults                                                                         0.00           0.00    0.00
                 4 Collateral Required Amount
                   a Interest                                                                         0.00           0.00    0.00
                   b Servicing Fee                                                                    0.00           0.00    0.00
                   c Defaults                                                                         0.00           0.00    0.00
                 5 Available for Available Principal Collections              19,095,040.19

N. Principal Shortfall Amount/Shared Principal Collections
                 1 Principal Allocations % of the Series 1998-3 Allocable Principal
                   Collections                                                               64,510,270.92
                 2 Other amounts treated as Principal Collections per Section 4.5 & 4.7       6,429,176.88
                 3 Full amount required to be distributed pursuant to Section 4.5                     0.00
                 4 Principal required to fund the Required Amount per Section 4.8                     0.00
                 5 Principal Shortfall                                                                0.00

                                     Page 5

                    Partners First Credit Card Master Trust
                                 Series 1998-3

                        6 Available for Shared Principal Collections                                        70,939,447.80

O. Available Principal Collections
                        1  Available Principal Collections (per the definition thereof)                     70,939,447.80
                        2  Principal Collections allocation to other Principal Sharing Series                        0.00
                        3  Available Principal Collections (after Sharing)                                  70,939,447.80

P. Application of Principal Collections during Revolving Period

                        1 Available Principal Collections                                                   70,939,447.80

                        2 Collateral Invested Amount                                                        67,000,000.00
                        3 Required Collateral Invested Amount                                               67,000,000.00
                        4 Amount used to pay Excess CIA                                                              0.00

                        5 Available Principal Collections                                                   70,939,447.80
                        6 Class D                                                                           42,000,000.00
                        7 Required Class D                                                                  42,000,000.00
                        8 Amount used to pay Excess Class D                                                          0.00

Q. Application of Principal Collections during the Accumulation Period

                        1 Available Principal Collections                                                            0.00
                        2 Controlled Deposit Amount                                                                  0.00
                        3 Class A Adjusted Invested Amount + Class B Adjusted Invested Amount                        0.00
                        4 Principal Funding Account Deposit (minimum of items 1, 2 & 3 above)                        0.00
                        5 Required Enhancement Amount                                                      $         0.00

                        6 Remaining Principal Collections Available                                                  0.00
                        7 Remaining Collateral Invested Amount                                                       0.00
                        8 Collateral Monthly Principal (Principal paid to CIA)  (min of items a & b &                0.00
                                           a Excess of CIA and Class D over Required Enhancement                     0.00
                                           b Excess of Available Principal Collections over PFA deposit              0.00

                        9 Remaining Principal Collections Available                                                  0.00
                       10 Remaining Class D Amount                                                                   0.00
                       11 Principal Paid to Class D (limited by Required Enhancement Amount)                         0.00

                    Partners First Credit Card Master Trust
                                 Series 1998-3

R. Application of Principal Collections during Early Amortization Period

                     1 Available Principal Collections                                                    0.00
                                      a Remaining Class A Adjusted Invested Amount                        0.00
                                      b Principal Paid to Class A - Current Period's Collections          0.00
                                      c Principal Paid to Class A - PFA per 5.1                           0.00
                                      d Total Principal Paid to Class A                                   0.00

                      2 Remaining Principal Collections Available                                         0.00
                                      a Remaining Class B Adjusted Invested Amount                        0.00
                                      b Principal Paid to Class B - Current Period's Collections          0.00
                                      c Principal Paid to Class B - PFA per 5.1                           0.00
                                      d Total Principal Paid to Class B                                   0.00

                     3 Remaining Principal Collections Available                                          0.00
                                      a Remaining Collateral Invested Amount                              0.00
                                      b Principal Paid to CIA                                             0.00

                     4 Remaining Principal Collections Available                                          0.00
                                      a Remaining Class D Amount                                          0.00
                                      b Principal Paid to Class D                                         0.00

S. Yield and Base Rate

                     1 Base Rate

                                      a Current Monthly Period                                            4.20%
                                      b Prior Monthly Period                                              4.62%
                                      c Second Prior Monthly Period                                       5.53%

                       Three Month Average Base Rate                                                                4.78%

                     2 Series Adjusted Portfolio Yield
                                      a Current Monthly Period                                            7.65%
                                      b Prior Monthly Period                                             10.14%
                                      c Second Prior Monthly Period                                       9.38%

                       Three Month Average Series Adjusted Portfolio Yield                                          9.06%

                     3 Excess Spread

                                      a Current Monthly Period                                            3.46%
                                      b Prior Monthly Period                                              5.53%
                                      c Second Prior Monthly Period                                       3.85%

                       Three Month Average Excess Spread                                                            4.28%

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